UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  05/04/2005

Microtune, Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-31029-40

Delaware	75-2883177
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2201 Tenth Street
Plano, Texas 75074
(Address of Principal Executive Offices, Including Zip Code)

(972) 673-1600
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On May 3, 2005, James A. Fontaine, President and Chief Executive Officer of Microtune, Inc. (the "Company") terminated his Rule 10b5-1 trading plans (the "Plans"), which provided for the periodic sale of a portion of Mr. Fontaine's Company stock over time as part of his long-term strategy for asset diversification and tax planning. The Plans were originally adopted on November 30, 2004, and were established in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Microtune, Inc.

Date: May 04, 2005.	By:	/s/ James A. Fontaine
James A. Fontaine
Chief Executive Officer